Exhibit 10.26

AMENDMENT TO ESCO CORPORATION

2010 STOCK APPRECIATION RIGHTS AGREEMENT

This AMENDMENT (this “Amendment”) TO THE STOCK APPRECIATION RIGHTS AGREEMENT dated February 2, 2010 (the “SAR Agreement”) between ESCO Corporation, an Oregon corporation (the “Company”), and Larry R. Huget (the “Recipient”), pursuant to the Company’s 2000 Stock Incentive Plan (the “Plan”) is effective as of March 18, 2010. The Company and the Recipient agree as follows:

1.  This Amendment is subject to and conditioned upon Recipient terminating employment with the Company for reasons of retirement effective as of December 31, 2010.

2.  Section 1.1 of the terms and conditions attached to the SAR Agreement (“T&Cs”) is amended by inserting “retirement effective as of December 31, 2010,” between “because of” and “total disability or death.”

3.  The following shall be inserted as a new subsection 1.2 of the T&Cs and the prior subsection 1.2 shall be renumbered subsection 1.3:

“1.2  If the Recipient’s employment by or service with the Company terminates because of retirement effective as of December 31, 2010, the SARs may be exercised at any time prior to the Expiration Date and the SARs shall continue to vest in the original three (3) year ‘cliff’ vesting period set out in the SAR agreement as though employment had not terminated.”

4.  Except as provided herein, the SAR Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date written above.

ESCO CORPORATION		RECIPIENT

By:	/s/ STEVEN D. PRATT	/s/ LARRY R. HUGET
	Steven D. Pratt	[signature]
Chairman & CEO
Larry R. Huget

AMENDMENT TO ESCO CORPORATION

2009 STOCK APPRECIATION RIGHTS AGREEMENT

This AMENDMENT (this “Amendment”) TO THE STOCK APPRECIATION RIGHTS AGREEMENT dated February 3, 2009 (the “SAR Agreement”) between ESCO Corporation, an Oregon corporation (the “Company”), and Larry R. Huget (the “Recipient”), pursuant to the Company’s 2000 Stock Incentive Plan (the “Plan”) is effective as of March 18, 2010. The Company and the Recipient agree as follows:

1.  This Amendment is subject to and conditioned upon Recipient terminating employment with the Company for reasons of retirement effective as of December 31, 2010.

2.  Section 1.1 of the terms and conditions attached to the SAR Agreement (“T&Cs”) is amended by inserting “retirement effective as of December 31, 2010,” between “because of” and “total disability or death.”

3.  The following shall be inserted as a new subsection 1.2 of the T&Cs and the prior subsection 1.2 shall be renumbered subsection 1.3:

“1.2  If the Recipient’s employment by or service with the Company terminates because of retirement effective as of December 31, 2010, the SARs may be exercised at any time prior to the Expiration Date and the SARs shall continue to vest in the original three (3) year ‘cliff’ vesting period set out in the SAR agreement as though employment had not terminated.”

4.  Except as provided herein, the SAR Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date written above.

ESCO CORPORATION		RECIPIENT

By:	/s/ STEVEN D. PRATT	/s/ LARRY R. HUGET
	Steven D. Pratt	[signature]
Chairman & CEO
Larry R. Huget

AMENDMENT TO ESCO CORPORATION

2008 STOCK APPRECIATION RIGHTS AGREEMENT

This AMENDMENT (this “Amendment”) TO THE STOCK APPRECIATION RIGHTS AGREEMENT dated February 10, 2008 (the “SAR Agreement”) between ESCO Corporation, an Oregon corporation (the “Company”), and Larry R. Huget (the “Recipient”), pursuant to the Company’s 2000 Stock Incentive Plan (the “Plan”) is effective as of March 18, 2010. The Company and the Recipient agree as follows:

1.  This Amendment is subject to and conditioned upon Recipient terminating employment with the Company for reasons of retirement effective as of December 31, 2010.

2.  Section 1.1 of the terms and conditions attached to the SAR Agreement (“T&Cs”) is amended by inserting “retirement effective as of December 31, 2010,” between “because of” and “total disability or death.”

3.  The following shall be inserted as a new subsection 1.2 of the T&Cs and the prior subsection 1.2 shall be renumbered subsection 1.3:

“1.2  If the Recipient’s employment by or service with the Company terminates because of retirement effective as of December 31, 2010, the SARs may be exercised at any time prior to the Expiration Date and the SARs shall continue to vest in the original three (3) year ‘cliff’ vesting period set out in the SAR agreement as though employment had not terminated.”

4.  Except as provided herein, the SAR Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date written above.

ESCO CORPORATION		RECIPIENT

By:	/s/ STEVEN D. PRATT	/s/ LARRY R. HUGET
	Steven D. Pratt	[signature]
Chairman & CEO
Larry R. Huget

AMENDMENT TO ESCO CORPORATION

2007 STOCK APPRECIATION RIGHTS AGREEMENT

This AMENDMENT (this “Amendment”) TO THE STOCK APPRECIATION RIGHTS AGREEMENT dated March 29, 2007 (the “SAR Agreement”) between ESCO Corporation, an Oregon corporation (the “Company”), and Larry R. Huget (the “Recipient”), pursuant to the Company’s 2000 Stock Incentive Plan (the “Plan”) is effective as of March 18, 2010. The Company and the Recipient agree as follows:

1.  This Amendment is subject to and conditioned upon Recipient terminating employment with the Company for reasons of retirement effective as of December 31, 2010.

2.  Section 1.1 of the terms and conditions attached to the SAR Agreement (“T&Cs”) is amended by inserting “retirement effective as of December 31, 2010,” between “because of” and “total disability or death.”

3.  The following shall be inserted as a new subsection 1.2 of the T&Cs and the prior subsection 1.2 shall be renumbered subsection 1.3:

“1.2  If the Recipient’s employment by or service with the Company terminates because of retirement effective as of December 31, 2010, the SARs may be exercised at any time prior to the Expiration Date and the SARs shall continue to vest in the original three (3) year ‘cliff’ vesting period set out in the SAR agreement as though employment had not terminated.”

4.  Except as provided herein, the SAR Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date written above.

ESCO CORPORATION		RECIPIENT

By:	/s/ STEVEN D. PRATT	/s/ LARRY R. HUGET
	Steven D. Pratt	[signature]
Chairman & CEO
Larry R. Huget